UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           October 13, 2004

HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

	Huntington Center 41 South High Street Columbus, Ohio	43287

	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code           (614) 480-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EX-99.1

Item 8.01	Other Events.

     On October 13, 2004, Huntington Bancshares Incorporated issued a news release announcing the appointment of James W. Nelson as executive vice president and chief risk officer, effective November 9, 2004. A copy of the news release is attached as Exhibit 99.1 to this report, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 99.1	–	News Release of Huntington Bancshares Incorporated, dated October 13, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: October 13, 2004	By:	/s/ Richard A. Cheap

Richard A. Cheap, Secretary

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	News Release of Huntington Bancshares Incorporated, dated October 13, 2004.

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